OBE MERG

# State of California
## Secretary of State

## Certificate of Merger

(California Corporations Code sections 1113(g), 6019.1, 8019.1, 9640, 12540.1, 15911.14, 16915(b) and 17552)

**IMPORTANT — Read all instructions before completing this form.**

ENDORSED - FILED
In the office of the Secretary of State of the State of California

NOV 20 2012

This Space For Filing Use Only

| 1. NAME OF SURVIVING ENTITY | 2. TYPE OF ENTITY | 3. CA SECRETARY OF STATE FILE NUMBER | 4. JURISDICTION |
|---|---|---|---|
| Lani, LLC | limited liability company | 201118610332 | California |
| **5. NAME OF DISAPPEARING ENTITY** | **6. TYPE OF ENTITY** | **7. CA SECRETARY OF STATE FILE NUMBER** | **8. JURISDICTION** |
| Lani Acquisition, LLC | limited liability company | none | Nevada |

9. THE PRINCIPAL TERMS OF THE AGREEMENT OF MERGER WERE APPROVED BY A VOTE OF THE NUMBER OF INTERESTS OR SHARES OF EACH CLASS THAT EQUALED OR EXCEEDED THE VOTE REQUIRED. IF A VOTE WAS REQUIRED, SPECIFY THE CLASS AND THE NUMBER OF OUTSTANDING INTERESTS OF EACH CLASS ENTITLED TO VOTE ON THE MERGER AND THE PERCENTAGE VOTE REQUIRED OF EACH CLASS. ATTACH ADDITIONAL PAGES, IF NECESSARY.

| SURVIVING ENTITY: CLASS AND NUMBER | PERCENTAGE VOTE REQUIRED | DISAPPEARING ENTITY: CLASS AND NUMBER | PERCENTAGE VOTE REQUIRED |
|---|---|---|---|
| membership interests Number: 3 | 50.0001 | membership interests Number: 1 | 50.0001 |

10. IF EQUITY SECURITIES OF A PARENT PARTY ARE TO BE ISSUED IN THE MERGER, CHECK THE APPLICABLE STATEMENT.

☑ No vote of the shareholders of the parent party was required. ☐ The required vote of the shareholders of the parent party was obtained.

11. IF THE SURVIVING ENTITY IS A DOMESTIC LIMITED LIABILITY COMPANY, LIMITED PARTNERSHIP, OR PARTNERSHIP, PROVIDE THE REQUISITE CHANGES (IF ANY) TO THE INFORMATION SET FORTH IN THE SURVIVING ENTITY'S ARTICLES OF ORGANIZATION, CERTIFICATE OF LIMITED PARTNERSHIP OR STATEMENT OF PARTNERSHIP AUTHORITY RESULTING FROM THE MERGER. ATTACH ADDITIONAL PAGES, IF NECESSARY.

No changes to the information set forth in the surviving entity's Articles of Organization are being made or required.

12. IF A DISAPPEARING ENTITY IS A DOMESTIC LIMITED LIABILITY COMPANY, LIMITED PARTNERSHIP, OR PARTNERSHIP, AND THE SURVIVING ENTITY IS NOT A DOMESTIC ENTITY OF THE SAME TYPE, ENTER THE PRINCIPAL ADDRESS OF THE SURVIVING ENTITY.

| PRINCIPAL ADDRESS OF SURVIVING ENTITY | CITY AND STATE | ZIP CODE |
|---|---|---|
| 112 North Curry Street | Carson City, Nevada | 89703 |

13. OTHER INFORMATION REQUIRED TO BE STATED IN THE CERTIFICATE OF MERGER BY THE LAWS UNDER WHICH EACH CONSTITUENT OTHER BUSINESS ENTITY IS ORGANIZED. ATTACH ADDITIONAL PAGES, IF NECESSARY.

None.

14. STATUTORY OR OTHER BASIS UNDER WHICH A FOREIGN OTHER BUSINESS ENTITY IS AUTHORIZED TO EFFECT THE MERGER.

NRS 92A.200

15. FUTURE EFFECTIVE DATE, IF ANY

_____ - _____ - _____
(Month) (Day) (Year)

16. ADDITIONAL INFORMATION SET FORTH ON ATTACHED PAGES, IF ANY, IS INCORPORATED HEREIN BY THIS REFERENCE AND MADE PART OF THIS CERTIFICATE.

17. I CERTIFY UNDER PENALTY OF PERJURY UNDER THE LAWS OF THE STATE OF CALIFORNIA THAT THE FOREGOING IS TRUE AND CORRECT OF MY OWN KNOWLEDGE. I DECLARE I AM THE PERSON WHO EXECUTED THIS INSTRUMENT, WHICH EXECUTION IS MY ACT AND DEED.

[signature] 11/16/12 — Robert Rosenthal, Manager
SIGNATURE OF AUTHORIZED PERSON FOR THE SURVIVING ENTITY — DATE — TYPE OR PRINT NAME AND TITLE OF AUTHORIZED PERSON

SIGNATURE OF AUTHORIZED PERSON FOR THE SURVIVING ENTITY — DATE — TYPE OR PRINT NAME AND TITLE OF AUTHORIZED PERSON

[signature] 11/16/12 — Bouwe Bekking, Manager
SIGNATURE OF AUTHORIZED PERSON FOR THE DISAPPEARING ENTITY — DATE — TYPE OR PRINT NAME AND TITLE OF AUTHORIZED PERSON

SIGNATURE OF AUTHORIZED PERSON FOR THE DISAPPEARING ENTITY — DATE — TYPE OR PRINT NAME AND TITLE OF AUTHORIZED PERSON

For an entity that is a business trust, real estate investment trust or an unincorporated association, set forth the provision of law or other basis for the authority of the person signing: ____________

I hereby certify that the foregoing transcript of 1 page(s) is a full, true and correct copy of the original record in the custody of the California Secretary of State's office.

NOV 21 2012

Date

DEBRA BOWEN, Secretary of State